                               SEVENTH AMENDMENT

     THIS SEVENTH AMENDMENT (this "Seventh Amendment") dated as of December 24, 1999 is to the Credit Agreement (the "Credit Agreement") dated as of September 15, 1995 between TETRA TECH, INC. (the "Company") and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Bank"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement which provides for the Bank to make Loans to, and to issue Letters of Credit for the account of, the Company from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Seventh Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

     Section 1.1 SECTION 2.1. Section 2.1(x) of the Credit Agreement is amended in its entirety to read as follows:

       "(x) the sum of (i) the aggregate outstanding principal amount of all Loans plus (ii) the aggregate Stated Amount of all Letters of Credit (the "Total Outstandings") shall not at any time exceed $93,000,000 (less any reductions to the Commitment made pursuant to SECTION 6.1), PROVIDED that the Total Outstandings shall not exceed $88,000,000 prior to the date on which the Company delivers to the Bank an audit report without any qualification unacceptable to the Bank (an "Acceptable Audit Report") for the Fiscal Year ending October 3, 1999, and PROVIDED, FURTHER, that the amount of the Commitment shall be reduced to the amount of the Total Outstandings on the earlier of the date on which the Company receives an audit report for the Fiscal Year ending October 3, 1999 which is not an Acceptable Audit Report and December 31, 1999 (unless the Bank has received an Acceptable Audit Report on or before such date), and".

Section 1.2 SECTION 5.3. Section 5 of the Credit Agreement is amended by adding the following in appropriate numerical sequence:

         "5.3 ADDITIONAL FEES. The Company further agrees to pay the Bank the following fees if applicable: (x) a usage fee of $25,000 on the first date on which the sum of (i) the aggregate outstanding principal amount of all Loans PLUS (ii) the aggregate Stated Amount of all Letters of Credit exceeds $85,000,000; (y) a fee of $250,000 on December 31, 1999 if the Company fails to deliver to the Bank an Acceptable Audit Report (as defined in SECTION 2.1) on or before December 31, 1999."

    Section 1.3 SECTION 6.1.1. Section 6.1.1 of the Credit Agreement is amended in its entirety to read as follows:

          "6.1.1 SCHEDULED REDUCTIONS OF COMMITMENT. The amount of the Commitment shall be permanently reduced to $60,000,000 on February 1, 2000.".

    Section 1.4 EXHIBIT A. EXHIBIT A to the Credit Agreement is hereby amended in its entirety to read in the form of Exhibit A hereto.

          SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Seventh Amendment and the New Note (as defined below), and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") and the New Note (i) are within the corporate powers of the Company and each Subsidiary, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, order or decree which is binding upon the Company or any Subsidiary, and (c) this Seventh Amendment, the Amended Credit Agreement, and the New Note are the legal, valid and binding obligations of the Company and each Subsidiary which is party hereto, enforceable against the Company and each Subsidiary in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor's rights or by general principles of equity limiting the availability of equitable remedies.

          SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on such date (the "Seventh Amendment Effective Date") that the Bank shall have received (i) an amendment fee of $25,000, (ii) counterparts of this Seventh Amendment executed by the parties hereto, and (iii) each of the following documents in form and substance satisfactory to the Bank:

     (a) RESOLUTIONS OF COMPANY. Certified copies of resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Seventh Amendment and the performance of its obligations under the Amended Credit Agreement.

     (b) INCUMBENCY AND SIGNATURE CERTIFICATE OF COMPANY. A certificate of the Secretary or the Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Seventh Amendment and all other documents to be executed in connection therewith.

     (c) NEW NOTE. A promissory note of the Company (the "New Note") in the form of EXHIBIT A hereto.

     (d) OPINION. The opinion of Riordan & McKinzie, counsel to the Company and its Subsidiaries, in form and substance satisfactory to the Bank.

     (e) SYNDICATION LETTER. An executed syndication mandate letter in the form previously delivered to the Company by the Bank.

         SECTION 4  MISCELLANEOUS.

         Section 4.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         Section 4.2 COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Seventh Amendment.

         Section 4.3 GOVERNING LAW. This Seventh Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         Section 4.4 SUCCESSORS AND ASSIGNS. This Seventh Amendment shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank.

        Section 4.5 EXPENSES. The Company agrees to pay the reasonable costs and expenses of the agent (including attorney costs) in connection with the preparation, execution and delivery of this Seventh Amendment.

    delivered at Chicago, Illinois, as of the day and year first above written.

                                          TETRA TECH, INC.



                                          By     /s/ James M. Jaska
                                                 -----------------------------


                                          Title  Chief Financial Officer
                                                 -----------------------------


                                          BANK OF AMERICA, N.A. (formerly Bank
                                          of America National Trust and Savings
                                          Association)


                                          By /s/ Jennifer L. Gerdes
                                             --------------------------------


                                          Title   Vice President
                                             --------------------------------

Each of the undersigned hereby acknowledges and agrees to the foregoing Seventh Amendment and the amended credit agreement and hereby confirms the continuing effectiveness of the guaranty and the security agreement with respect to the Amended Credit Agreement.

                                                  HSI GEOTRANS, INC.


                                                  BY: /s/ James M. Jaska
                                                  Title: Assistant Treasurer


                                                  SIMONS, LI & ASSOCIATES, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  TETRA TECH EM, INC.


                                                  By: /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  WHALEN & COMPANY, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  TETRA TECH NUS, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer

                                                  MFG, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  COLLINS-PINA CONSULTING
                                                  ENGINEERS, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  DEA CONSTRUCTION COMPANY, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  BAHA COMMUNICATIONS, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  UTILITIES & C.C., INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer


                                                  ASL CONSULTING ENGINEERS, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer

                                                  COSENTINI ASSOCIATES, INC.


                                                  By:  /s/ James M. Jaska
                                                  Title:  Treasurer

                                     EXHIBIT A

                                   FORM OF NOTE


$93,000,000                                                    December 24, 1999
Chicago, Illinois

     The undersigned, for value received, promises to pay to the order of BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), a national banking association having an office at 231 South LaSalle Street, Chicago, Illinois (the "Bank") at the principal office of the Bank in Chicago, Illinois, NINETY-THREE MILLION DOLLARS or, if less, the aggregate unpaid amount of all Loans made by the undersigned pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Bank), such principal amount to be payable in installments as set forth in the Credit Agreement.

     The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 15, 1995 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms not otherwise defined herein are used herein as defined in the Credit Agreement), between the undersigned and the Bank, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                              TETRA TECH, INC.

                                             By:   /s/ James M. Jaska
                                                   ---------------------------
                                           Title:  Chief Financial Officer
                                                   ---------------------------

Schedule Attached to Note dated December 24, 1999 of TETRA TECH, INC. payable to the order of BANK OF AMERICA, N.A.

Date and            Date and
Amount of           Amount of
Loan or of          Repayment or of     Interest
Conversion from     Conversion into     Period/      Unpaid
another type of     another type of     Maturity     Principal     Notation
Loan                Loan                    Date     Balance       Made by

                            1.  FLOATING RATE LOANS

______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                   2.  EURODOLLAR LOANS
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________